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                                                                  EXHIBIT 21.1

                  Subsidiaries of Agilent Technologies, Inc.
                                 October 1999



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                                                                                                Organized
                                                                                        Under the Laws of
                                                                                        -----------------
U.S. Subsidiaries of Agilent Technologies, Inc.
----------------------------------------------
Agilent Technologies World Trade, Inc.                                                           Delaware
Microsensor Technology, Inc.                                                                   California
Pete, Inc.                                                                                       Delaware
Qos-Effective Systems Ltd.                                                                  New Hampshire
Rockland Technologies, Inc.                                                                      Delaware
Security Force Software, Inc.                                                              North Carolina
Scope Communications, Inc.                                                                       Delaware
Versatest, Inc.                                                                                California
Telegra Corporation                                                                            California


U.S. Subsidiaries of Agilent Technologies World Trade, Inc.
-----------------------------------------------------------
Agilent Technologies Inter-Americas, Inc.                                                        Delaware


Non-U.S. Subsidiary of Agilent Technologies, Inc.
-------------------------------------------------
Agilent Technologies Brasil Ltda.                                                                  Brazil


U.S. Subsidiary of Pete, Inc.
-----------------------------
Heartstream, Inc.                                                                                Delaware


Non-U.S. Subsidiaries of Agilent Technologies World Trade, Inc.
---------------------------------------------------------------
Agilent Technologies Australia Pty. Ltd.                                                        Australia
Agilent Technologies (Barbados) Limited                                                          Barbados
Agilent Tecnologias Chile Limitada                                                                  Chile
Agilent Tecnologies Colombia Ltda.                                                               Colombia
Agilent Tecnologias de Costa Rica S.A.                                                         Costa Rica
Agilent Technologies Hong Kong Limited                                                          Hong Kong
Agilent Technologies Microwave Products (M) Sdn. Bhd.                                            Malaysia
Agilent Technologies New Zealand Limited                                                      New Zealand
Agilent Technologies Europe B.V.                                                              Netherlands
Agilent Technologies Poland Sp.z.o.o.                                                              Poland
Agilent-Tecnologias de Medida e Componentes, Unipessoal Lda.                                     Portugal
Agilent Technologies LLC                                                                           Russia
Agilent Technologies Taiwan Ltd.                                                                   Taiwan
Agilent Technologies (Thailand) Limited                                                          Thailand
Agilent Technologies lcm Sistemleri Limited irketi                                                 Turkey
Agilent Technologies de Venezuela, S.R.L.                                                       Venezuela

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Non-U.S. Subsidiaries of Agilent Technologies Europe B.V.
---------------------------------------------------------
Agilent Technologies Belgium S.A./N.V.                                                            Belgium
Agilent Technologies Canada Inc.                                                                   Canada
Agilent Technologies Holding                                                                       France
Agilent Technologies UK Limited                                                           England & Wales
Agilent Technologies India Pvt. Ltd.                                                                India
Agilent Technologies Ireland Limited                                                              Ireland
Agilent Technologies Israel Ltd.                                                                   Israel
Agilent Technologies Italia S.p.A.                                                                  Italy
Agilent Technologies Korea Limited                                                                  Korea
Agilent Technologies Limited                                                                        Korea
Agilent Technologies Microwave Products (M) Sdn. Bhd.                                            Malaysia
Agilent Technologies Mauritius Limited                                                          Mauritius
Agilent Technologies Mexico S.de R.L. de C.V.                                                      Mexico
Agilent Technologies International B.V.                                                       Netherlands
Agilent Technologies Netherlands Investments B.V.                                             Netherlands
Agilent Technologies Philippines Corporation                                                  Philippines
Agilent Technologies Singapore (Sales) Pte. Ltd.                                                Singapore
Agilent Technologies Singapore Vision Operation Pte. Ltd.                                       Singapore
Agilent Technologies S.ar.L.                                                                  Switzerland
Agilent Technologies Cervin S.ar.L.                                                           Switzerland
Agilent Technologies Leman S.ar.L.                                                            Switzerland
LumiLEDS Lighting B.V.
                                                                                              Netherlands


Non-U.S. Subsidiary of Agilent Technologies Holding
---------------------------------------------------
Agilent Technologies France                                                                        France


Non-U.S. Subsidiaries of Agilent Technologies Netherlands Investments B.V.
---------------------------------------------------------------------------
Agilent Technologies Japan Ltd.                                                                     Japan
Yakogawa Analytical Systems, Inc.                                                                   Japan


Non-U.S. Subsidiaries of Agilent Technologies Mauritius Limited
---------------------------------------------------------------
Agilent Technologies Company Limited                                                                China
Agilent Technologies Software Company Limited                                                       China
Agilent Technologies Medical Products (Qingdao) Company Ltd.                                        China
Agilent Technologies Shanghai Analytical Products Company Limited                                   China


Non-U.S. Subsidiaries of Agilent Technologies Leman S.ar.L.
-----------------------------------------------------------
Inversiones Agilent Technologies SRL                                                            Argentina
Agilent Technologies sterreich GmbH                                                               Austria
Agilent Technologies Denmark A/S                                                                  Denmark
Agilent Technologies Switzerland AG                                                           Switzerland
Agilent Technologies Finland Oy                                                                   Finland
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Non-U.S. Subsidiaries of Agilent Technologies Cervin S.ar.L
-----------------------------------------------------------
Agilent Technologies Holding Norway AS                                                             Norway
Agilent Technologies Holding Spain S.L.                                                             Spain
Agilent Technologies Holding Sweden AB                                                             Sweden


Non-U.S. Subsidiaries of Agilent Technologies Holding Sweden AB
---------------------------------------------------------------
Agilent Technologies Sweden AB                                                                     Sweden


Non-U.S. Subsidiaries of Inversiones Agilent Technologies SRL
-------------------------------------------------------------
Agilent Technologies Argentina S.R.L.                                                           Argentina


Non-U.S. Subsidiary of Agilent Technologies Holding Spain, S.L.
---------------------------------------------------------------
Agilent Technologies Spain S.L.                                                                     Spain


Non-U.S. Subsidiaries of Agilent Technologies SARL
--------------------------------------------------
Agilent Technologies Cayman Islands, Inc.                                                  Cayman Islands
Agilent Technologies (Malaysia) Sdn. Bhd.                                                        Malaysia


Non-U.S. Subsidiaries of Agilent Technologies Cayman Islands
------------------------------------------------------------
Agilent Technologies Coordination Center S.C./CV                                                  Belgium
Agilent Technologies Singapore Pte. Ltd.                                                        Singapore


Non-U.S. Subsidiary of Agilent Technologies International B.V.
--------------------------------------------------------------
Agilent Technologies Deutschland Beteiligungsgesellschaft mbH


Non-U.S. Subsidiary of Agilent Technologies Deutschland Beteiligungsgesellschaft mbH
------------------------------------------------------------------------------------
Agilent Technologies Deutschland GmbH                                                             Germany


Non-U.S. Subsidiary of Agilent Technologies Deutschland GmbH
------------------------------------------------------------
Agilent Technologies Deutschland GmbH & Co. Immobilien KG                                         Germany


Non-U.S. Subsidiary of Agilent Technologies UK Limited
------------------------------------------------------
Agilent Finance Limited                                                                           England
BT&D Technologies Ltd.                                                                            England
Lybra Syscom                                                                                      England


Non-U.S. Subsidiary of Agilent Technologies Holding Norway AS
---------------------------------------------------------------------------
Agilent Technologies Norway AS                                                                     Norway



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